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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003

                           CDRJ INVESTMENTS (LUX) S.A.
             (Exact name of registrant as specified in its charter)



       Luxembourg                      333-62989               98-0185444
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)




                               174 Route de Longwy
                                L-1941 Luxembourg
                                   Luxembourg
                    (Address of principal executive offices)
                                   (Zip Code)

                                  (352) 226027
              (Registrant's telephone number, including area code)










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Item 7. Financial Statements and Exhibits.

        (c) Exhibits

        99.1 Press Release dated April 23, 2003.


Item 9. Regulation FD Disclosure.

        The registrant issued its preliminary first quarter results today, April 23, 2003. Pursuant to Regulation FD, we furnish the accompanying press release.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CDRJ Investments (Lux) S.A.
                                          (Registrant)


Date:  April 23, 2003                     By: /s/ Michael A. DiGregorio
                                              --------------------------------
                                              Michael A. DiGregorio
                                              Senior Vice President and Chief
                                              Financial Officer